UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 13, 2009
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On August 11, 2009, Hospira, Inc. (the “Company”) announced the U.S. Food and Drug Administration (the “FDA”) approval and the Company’s launch of generic oxaliplatin injection in the United States.  On August 14, 2009, the Company received a notice from the FDA that the Abbreviated New Drug Application approval for its oxaliplatin products has been suspended.  The suspension is related to legal proceedings initiated by the innovator company against the FDA and a Court order issued in that proceeding.  The suspension is temporary until such time as the Court has an opportunity to consider arguments on this matter to be filed by August 18, 2009.  The suspension is not related to the safety and efficacy of the product.  The Company has temporarily discontinued the shipment of any additional product to the market pending further developments.

On August 13, 2009, the Company received a warning letter, dated August 12, 2009, from the FDA related to the Company’s corrective action plans with respect to the failure of certain AC power cords manufactured by a third party.  The affected power cords are used on certain of the Company’s infusion pumps and related products.  The Company takes this matter seriously and intends to respond fully, and in a timely manner, to the FDA’s warning letter.  There can be no assurance that the FDA will be satisfied with the Company’s response.  The Company is initiating a voluntary recall of the affected power cords.

The Company does not expect either of these events to adversely impact the Company’s ability to achieve the 2009 financial projections communicated with the second quarter 2009 earnings release.

Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of the FDA warning letter and oxaliplatin developments on the Company’s 2009 financial projections, statements regarding the Company’s generic oxaliplatin, and statements regarding the Company’s ability to resolve these matters.  The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond Hospira’s control, that may cause actual results to differ materially from those indicated in the forward-looking statements, for a number of reasons, including without limitation, delays in responding to the FDA, additional requests from the FDA, and unanticipated costs or delays associated with the resolution of both matters.  Additional information concerting other factors is contained under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K and subsequent Form 10-Qs filed with the Securities and Exchange Commission, which are incorporated by reference.  Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

HOSPIRA, INC.

Dated: August 14, 2009
/s/ Brian J. Smith
	By:	Brian J. Smith
	Its:	Senior Vice President, General Counsel and Secretary